SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                September 3, 2003
                                -----------------
                Date of Report (Date of earliest event reported)



                                CIENA Corporation
                                -----------------
             (Exact name of registrant as specified in its charter)


          Delaware                    0-21969                23-2725311
(State or other jurisdiction  (Commission File No.) (IRS Employer Identification
     of incorporation)                                         No.)

                 1201 Winterson Road, Linthicum, Maryland 21090
                 ----------------------------------------------
               (Address of principal executive offices) (Zip Code)



               Registrant's telephone number, including area code:
                                 (410) 865-8500
                                 --------------


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)








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Item 5.           Other Events and Regulation FD Disclosure.
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                  On September 3, 2003, CIENA Corporation issued a press release announcing the completion of its acquisition of AKARA Corporation. The press release is being furnished hereto as Exhibit 99.1.

Item 7.           Financial Statements and Exhibits.
-------           -----------------------------------

                  99.1              Press Release dated September 3, 2003.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            CIENA CORPORATION


Date:  September 3, 2003    By:   /s/ Russell B. Stevenson, Jr.
                                  ----------------------------------------------
                                  Russell B. Stevenson, Jr.
                                  Senior Vice President, General Counsel and
                                  Secretary


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